UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

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SOFTWARE ACQUISITION GROUP INC.

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On September 17, 2020, Software Acquisition Group Inc. (“Software Acquisition Group”) presented the below presentation to certain of its investors regarding the proposed acquisition of CuriosityStream Inc. (“CuriosityStream”), a Delaware Corporation, and proposed merger of CuriosityStream with CS Merger Sub, Inc., a wholly owned subsidiary of Software Acquisition Group (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated as of August 10, 2020 (as it may be amended and/or restated from time to time), by and among CuriosityStream, Software Acquisition Group, Merger Sub, and Hendricks Factual Media LLC, a Delaware limited liability company, as the majority stockholder of CuriosityStream.

© 2020 CuriosityStream, Inc., Silver Spring, Maryland, All Rights Reserved. Investor Presentation – September 2020

Disclaimer

This presentation contains statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “estimates,” “seeks,” “projects,” “targets,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements that we make in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements.

This presentation includes a Non-GAAP measure as indicated which is not a substitute for the comparable GAAP number. In addition the historical numbers in this presentation may ultimately change as a result of an audit that will be conducted under the standards of the Public Company Accounting Board and therefore may change. The projections included herein are based on assumptions which may turn out to be incorrect.

Software Acquisition Group, Inc., CuriosityStream Inc., and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Software Acquisition Group, Inc. with respect to the proposed business combination. Information regarding Software Acquisition Group, Inc.’s directors and executive officers is contained in Software Acquisition Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and its other documents, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction, including the directors and executive officers of CuriosityStream Inc., may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available.

This communication is being made in respect of the proposed merger transaction involving Software Acquisition Group, Inc. and CuriosityStream Inc. Software Acquisition Group, Inc. intends to file a proxy statement on Schedule 14A with the SEC and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Software Acquisition Group, Inc. seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Software Acquisition Group, Inc. are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Software Acquisition Group, Inc. with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Transaction Overview

Transaction Overview	• Software Acquisition Group, Inc. (Nasdaq: SAQN, “SWAG” or the “Company”) has entered into a definitive agreement to merge with CuriosityStream, Inc. (“CuriosityStream”) • The combined company will be well capitalized, with ~$511M of equity and no debt; ~$180M of cash to drive growth[(1), (2)] • Represents pro forma valuation of 4.7x 2021P revenue at closing[(1),(2),(3)] • Existing CuriosityStream shareholders are rolling 100% of their equity into the combined company • SWAG has executed subscription agreements for a $25M PIPE to facilitate the business combination
Management and Board	• Current CuriosityStream management to continue to run the business • Pro forma for the transaction, Chairman John Hendricks will own approximately 45% of CuriosityStream, the largest holder • The Board will be comprised of Chairman Hendricks, Jon Huberman, Mike Nikzad, Clint Stinchcomb, Elizabeth Hendricks, Patrick Keeley, and Matt Blank
Timing	• Closing of business combination targeted for October

(1) Assumes no redemption of SWAG public shares

(2) Reflects fully-subscribed $25M PIPE placement at $10.00/share

(3) Value of consideration to CuriosityStream shareholders assuming 100% stock deal based on 4.25x 2021P revenue multiple and CuriosityStream 2021P revenue of $71.1M; dollar-for-dollar purchase price increase assuming ~$19M existing cash on CuriosityStream balance sheet at closing

1

Investment Highlights

CuriosityStream

1 Favorable Industry Dynamics

- Massive increase in video consumption in various formats and genres
- Exponential growth in streaming and over-the-top services
- Lower content production costs resulting in higher ROIs

2 Valuable and Expanding Content Library

- Over 3100 HD & 4K titles
- Higher production quality and resolutions compared to older libraries
- $1.3B estimated original production value
- Library has global appeal to viewers regardless of age or language
- Vast library covers all major categories of factual entertainment

3 Multiple Methods to Monetize Content

- Company's global relationships driving growth in bundled subscribers
- Improved marketing is accelerating growth in DTC
- Strong demand from Corporations, Associations, and Educational Institutions
- Growing viewership attractive to advertising sponsors
- Estimated revenue compound annual growth rate of 70% 2018-2025P

4 Global Distribution

- Expanded broadband capacity enabling mobile viewership
- Content delivered to any device – phones, tablets, PCs and TVs
- Bundling offerings with channel partners' products driving penetration
- Ability to tailor content packages to target audiences (e.g., children)

5 Industry-Leading Management Team

- John Hendricks' proven success of founding and growing Discovery Communications; personally invested ~$140M to grow CuriosityStream
- Decades of executive team experience monetizing factual entertainment, with year-over-year quarterly revenue growth of 297%
- SWAG brings technology expertise and track record of value creation

2

Speaker Introductions

We have established a world class team of industry veterans



John Hendricks
Founder & Chairman

- Founder and visionary behind CuriosityStream with 35+ years of leadership experience in the television and factual media world
- Former Chairman and founder of Discovery Communications, building the global media company to 220+ territories and 2.5+ billion cumulative subscribers since 1985
- Numerous accolades including Primetime Emmy Award and the Academy of Television Arts & Sciences honor award winner for 'Great Books'
- B.A. in History and an Honorary Doctorate from the University of Alabama, Huntsville.



Clint Stinchcomb
President & Chief Executive Officer

- Leads all strategy and operations for CuriosityStream
- 28 years of traditional and digital global media experience across programming, production, content development, marketing, operations, advertising sales, and network and program distribution
- Leadership roles ranging from SVP to Founder/CEO in the launch and successful operation of several television networks, content franchises and enthusiast brands
- Joined CuriosityStream in May 2017 as CDO before assuming CEO role in June, 2018
- B.A. in History from Dartmouth College



Jason Eustace
Chief Financial Officer

- Oversees all Finance and Accounting functions for CuriosityStream
- 20+ years of leadership and FP&A record of achievement in media e-Commerce and retail industries
- Former Head of Finance for Bluemercury, Pet360 and Discovery Communications, US Networks leading their accounting, financial planning and analysis, budgeting, and strategic planning
- B.S. in Finance from Siena College; MBA in Finance from American University



Jonathan Huberman
Chairman & Chief Executive Officer (Software Acquisition Group Inc.)

- 30+ years of industry experience as an operator, investor and advisor to technology businesses
- Former CEO of Ooyala, a leading provider of video distribution and orchestration software solutions
- Numerous CEO and executive roles within technology businesses including Syncplicity, Tiburon, HyperParallel and Iomega Corporation
- Past investment experience at the Gores Group and for the Bass family
- A.B. in Computer Science from Princeton University; MBA from The Wharton School at the University of Pennsylvania

3

Summary Biography 1982 Cable Educational Networks founded by John Hendricks Market Cap ($USD in billions) Discovery 1982 - 2014 2014 John Hendricks steps down as Chairman of Discovery Communications 2014 $28B Market Cap Awards 1985 Discovery Channel raises $5M Series A and debuts on cable TV 2015 CuriosityStream launched 2017 CuriosityStream wins 1 st Emmy Award 2018 CuriosityStream reaches ~962k paying subs John Hendricks invests $ 140 M+ into CuriosityStream Friend of Education Award Award for Innovation (1) As of 9/30/18. 2008 2010 2012 2014 CuriosityStream 2015 - Present Hendricks the Visionary Founder of Discovery Communications ▪ Chairman, Discovery Communications (1982 – 2014) ▪ Author – ‘A Curious Discovery: An Entrepreneur’s Story’ ▪ Trustee – American Film Institute ▪ Founder, CuriosityStream ▪ Founder, Discovery Channel and Discovery Communications ▪ CEO, Discovery Communications (1982 – 2004) 1982 2015 2016 2017 2018 2019 2019 CuriosityStream doubles YOY revenue, reaches over 10M paying subs 4

Founding Purpose and Editorial Mission CuriosityStream was founded to satisfy humanity’s enduring curiosity about our world with premium factual content that informs, enchants and inspires 5

We are in the midst of a massive shift in consumer behavior 1st Revolution BROADCAST 1940 - 1974 2nd Revolution CABLE 1975 - 2006 3rd Revolution ON - DEMAND STREAMING 2007 - Future PIONEER PIONEER PIONEER 4 Content Categories MOVIES & SCRIPTED SERIES FACTUAL GENERAL TV ENTERTAINMENT • Sitcoms • Crime Dramas • Reality TV • Competition Shows SPORTS Coverage of Live Sporting Events $2.99 - $9.99 Per Month $19.99 Per Year Bundled on Basic The Third Revolution of Television is Here 6

The Perilous Niches of SVoD 7

CuriosityStream Delivers the Full Category of Factual Entertainment 8

Significant and Growing Audience Share for Factual Content 9

Stream Unlimited Documentaries Anytime, Anywhere 10

David Attenborough travels to the Jura Mountains in the Swiss Alps, to find out about one of the largest animal societies in the world, where over a billion ants live in peace. FEATURED 52m 97% 13 11

Engagement & Gratitude Tricia Lawrence @authorblogger Jan 13 Just subscribed to @CuriosityStream. I will never leave my house again. #lovedocumentaries Hard to believe I just cancelled my @netflix account because all I watch now is @CuriosityStream - the Netflix for documentaries. So many great docs, haven’t opened Netflix since I subscribed! @AndyBaryer . Dec 8 12

Impressive Growth Trajectory • Doubling YOY revenue for the last three years with plenty of strong growth ahead, 50% CAGR • >60% Gross margins • Significant recurring revenue • Positive AOIBDA in 4Q 2022 13

Revenue & Market Opportunity World's Factual Content Solution for consumers, distributors, corporations, associations, educational institutions, brands, and media companies OTHER ● Program Sales ● Advertising ● Sponsorships STREAMING • DTC • Partner Direct • Bundled MVPD/Wireless* • Corporations • Associations • 1.3B+ global OTT viewers ( 193M + in the US) are fueling demand for SVoD platforms • 2B+ global pay TV and wireless subscribers across 760+ networks worldwide • US brands set to spend $35B+ in digital video ad with $8B ad spend flowing into connected TV • $121B+ spent in 2019 by global media houses on original content * Includes linear channels 14 2021P Revenue $13.7M 2021P Revenue $57.4M

Content Acquisition & Production Management TVF ZDF Enterprises PBS ZED NHK BBC Laptop, desktop, PC or Mac via modern web browser Interface Platforms CDN Servers CenturyLink StackPath Cloudfront Cable, Satellite, and Internet Distributors Internet Global Consumers Global Consumers Android device iPhones & iPads Apple TV Roku Chromecast Amazon Fire TV or TV Stick Amazon Kindle Xbox One Native Smart TVs Sony, LG, Samsung & Vizio Marketing & Advertising Creative Services Research Digital Ops & Distribution OTT Over - The - Top Original Productions Prime Video Comcast Roku Channels Apple Channels YouTube TV Cox Dish NCTC GCI Sprint Sling TV PARTNER DIRECT BUNDLED DISTRIBUTORS Altice USA StarHub MultiChoice Airtel Totalplay Vidgo Liberty Global FLOW Medianet Sky NZ Cable Bahamas Millicom ComHem Gazprom Suddenlink Totalplay Frndly Scribd TTM Through - The - Middle Independent Producers Litton Entertainment Terra Mater Content and Delivery Flow Content Acquisition & Production Marketing & Creative Services Business Affairs & Legal Affiliate Distribution DTC & Network Operations Corporate Partnerships 15

Total Direct & Partner Subscriber Growth *Does not include bulk corporate subscriptions 16 Direct, Partner Direct, and Total Direct

Direct & Partner Direct Subscriber Net Adds by Quarter *Does not include bulk corporate subscriptions 17 Net Direct and Net PD

Global Bundled Distribution Bundled pay TV distribution in 8 3 countries in 5 languages English, Mandarin, Spanish, Swedish, Russian 18 Long term recurring revenue via multi - year fixed fee agreements Control global rights to most content Factual travels better than any category

10X YOY Bundled Subscriber Growth 19 0 2 4 6 8 10 12 2016-01 2017-01 2018-01 2019-01 2020-Q1 Million Quarter

Corporate & Educational Partnerships • Primary focus on multiyear, multimillion $ partnerships with corporations and associations. • Deal elements include co - branded member streaming services powered by Curiosity, joint content creation, brand advertising, and corporate sponsorship of CuriosityStream to key school districts. • Targeting $20B+ Fortune 500 annual spending on Corporate Social Responsibility (CSR) and the $15B+ annual association spending. • Over 40 companies have purchased annual subscriptions at bulk discounts for their employees representing over 140,000 paying subscribers. • Longer term focus on bulk sales and partnerships with colleges, universities, libraries, and education ministries. 20

Corporate Partnership Deal Examples 3 Years, $30M • Co - Branded Streaming Service • Content+Companion Docs • Studio Collaborative for New Content Member/Trade Association Professional Services Pharmaceuticals 3 Years, $1.2M • Sponsor Districts in Key Markets • TCS AI to Assess Lexile Levels in Titles and STEAM • Content Creation Focused on Literacy 3 Years, $1.4M • Sponsor Districts in Key Markets • Content Creation Around Solving Big Scientific Problems 21

SUMMARY RELATED Apollo 13 Similar Topics Apollo Program Space Lunar Module Astronaut NASA Moon Browse Collections John Search ACME 22 Co - Branded Member Streaming Service Powered by CuriosityStream

Advertising / Sponsorship Revenue High $ Digital Brand Partnerships & Traditional 24/7 Linear We will light up revenue generating ad inventory in the form of traditional “spots and dots” advertising across our linear ne two rks in November 2020, as well as launch multi - platform branded content campaigns into and surrounding our tentpole original programming . OUR ADVERTISING SOLUTIONS CAN REACH: 53M+ Households Worldwide 5.6M+ USA Subscribers 825K+ Direct & Partner Direct Subscribers 23

Brand Partner Media



Full Series Underwriting
(All Full Eps + 5 Custom)
Branded Social Media Promo Videos
Short Form Episode Views
TV Spots
Audio
(Radio, Digital Streaming)
Digital Display
(CuriosityStream Retargeting)
CuriosityStream 4K Annual Subscriptions
(DTC Price & Discounted)
4K
hooli
Millions of Trackable Media Impressions

24

Sample Brand Partnership Proposal Impressions & Cost Guaranteed views and impressions will be delivered by CuriosityStream within USA, unless otherwise requested by partner. Full Series Sponsorship (Messaging on all full episodes, 1 or more full length episodes presented in front of paywall by brand) $1,000,000 1 2,000,000 $0.50 $ - $1,000,000 Branded Social Media Promotional Videos $ - 5 8,000,000 $0.06 $ - $480,000 Short Form Episodes $ - 5 1,500,000 $0.15 $225,000 TV Spots (TV, CTV, Addressable, DAI) $ - up to 5 10,000,000 $ - $43.25 $432,500 Audio (Radio, Digital Streaming) $ - up to 5 25,000,000 $ - $23.75 $593,750 Digital Display (CuriosityStream Retargeting) $ - up to 10 25,000,000 $9.75 $243,750 4K CuriosityStream Annual Subscriptions (DTC Price) $69.99 - N/A $ - $ - $ - Discounted 4K CuriosityStream Annual Subscriptions $20.00 2,500 N/A $ - $ - $50,000 Worldwide Distribution via 40+ Distributor Partnerships Added Value Added Value 50,000,000 Households (not view guarantee) $ - $ - $ - TOTAL 71,500,000 $0.15 $21.17 $3,025,000 UNIT COST UNITS VIEW/IMP GUARANTEE CPV CPM TOTAL 25

Program Sales REPRESENTATIVE PROGRAMS REPRESENTATIVE BUYERS 26 Factual Solution for Media Companies • Tapping the $ 120B + spent in non - sports content annually (1) • Multi - year, multi - million $ “Curiosity Selects” packaged agreements • Long term pre - sales commitments to high - end blue chip feature docs and science & history series (1) Variety Intelligence Platform – Original Content Spend

Elite Veteran - Led Management Team Clint Stinchcomb President and CEO Jason Eustace Chief Financial Officer Tia Cudahy Chief Operating Officer and General Counsel Andre Silva Chief Technology Officer Devin Emery Chief Product Officer and EVP, Content Strategy Rob Burk Head of Original Programming Devin Cheema Head of Business Affairs Damone Jones SVP, Corporate and Education Partnerships Bill Goodwyn Chief Revenue Officer and EVP Business Strategy 27

28 Strong Key Performance Indicators Driving Superior Top - Line Growth (1) AOIBDA: adjusted operating income before depreciation and amortization

Revenue Bridge - 2020 to 2021 (in $ Millions) 29

30 Use of Funds

31 Business Combination

34 Operating / Valuation Metrics Comparable Company Analysis 2021P Revenue Growth EV / 2021P Revenue Source: S&P Capital IQ; data as of September 14, 2020 market close; projected figures based on consensus analyst estimates 32 64.0% 40.3% 44.5% 55.6% 25.8% 64.9% NM 2021P Gross Margin: 79.9% 17.5% 34.7% 5.2% 22.3% 7.4% 18.1% 4.7x 7.8x 9.6x 4.0x 3.9x 2.8x 4.1x

Sources & Uses and Pro Forma Capitalization

Sources

Cash Held in Trust[1]	$150,117,217
Issuance of Shares[2]	321,098,500
PIPE Investment Proceeds[3]	25,000,000
Cash from Target Balance Sheet	19,000,000
Total Sources	**$515,215,717**

Uses

Stock Consideration	$321,098,500
Transaction Expenses [4]	14,000,000
Remaining Cash to Balance Sheet	180,117,217
Total Uses	**$515,215,717**

Pro Forma Valuation

Pro Forma Shares Outstanding[5],[6]	50,922,828
Illustrative Share Price[1]	$10.04
Pro Forma Illustrative Equity Value	**$511,330,652**
Plus: Pro Forma Debt	-
Less: Pro Forma Cash[7]	(180,117,217)
Pro Forma Illustrative Enterprise Value	**$331,213,435**

Illustrative Pro Forma Ownership at $10.04 per share [1]



SPAC Shareholders, 29.4%
PIPE Shareholders, 4.9%
SPAC Founders, 2.9%
Existing CuriosityStream Shareholders, 62.8%

(1) Assumes estimated cash held in trust at business combination based on March 31, 2020 trust balance and no redemption of SWAG public shares
(2) Value of consideration to CuriosityStream shareholders assuming 100% stock deal based on 4.25x 2021P revenue multiple and CuriosityStream 2021P revenue of $71.1M with dollar-for-dollar purchase price increase assuming ~$19M existing cash on CuriosityStream balance sheet at closing
(3) Reflects committed PIPE placement of $25M at $10.00/share
(4) Estimated transaction expenses for underwriting, PIPE Placement, M&A advisory, legal, accounting, and other miscellaneous deal-related fees for CuriosityStream and SWAG shareholders
(5) Excludes 12.2M warrants outstanding with a strike price of $11.50/share and 2.2M SPAC sponsor shares subject to vesting. At each of the $12.50/share, $14.00/share, and $15.50/share price thresholds, ~0.7M shares will be issued to the sponsor.
(6) Excludes estimated 8.9M shares reserved under the Stock Option plan, of which approximately 2.4M shares will have been granted at the time of the business combination
(7) Represents ~$161M of net cash from SPAC trust and PIPE proceeds funded to the CuriosityStream balance sheet; plus ~$19M of existing cash on CuriosityStream balance sheet at time of closing

33

Thank you!

APPENDIX 35

CuriosityStream at a Glance


CuriosityStream
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DEEP TIME HISTORY
Trending

Award-winning non-fiction programming

3,000+ titles available on virtually any device that can stream video

Globally relevant, regionally optimized programming strategy

Serving the full category of factual including science, nature, space, history, food, travel, and more

13M+ Paying Subscribers WW

$1.25B Est. Original Production Value

Available in 175+ Countries

40+ Distribution Partners

36

Market Scope Details

Bundled Distribution

Global # of Operators	884		2019, GSA Report (MNOs actively investing in LTE)
Global # of Active LTE Operators	769		2019, GSA Report (Active LTE operators)
	2019	**2022**	
# of 4G Subscribers worldwide (in M)	4,150	5,100	Source: 2019, TeleGeography; 2022 Forecast, TeleGeography
--- Est. 25% of total subscribers with streaming capability	1,038	1,275	
Global Pay TV Subscribers (in M)	1,080		Source: 2019, Digital TV Research
Total Bundled Market Opportunity	**2,118**		

Additional Info:
Geographic Leaders by Total 4G / LTE Subscribers (in M)

	2019	
China	1,300	Source: 2019, LTE Subscribers, TeleGeography
India	580	
USA	316	
Brazil, Indonesia, Japan, Russia	100-150	

Corporate / Educational Sales

Total Annual CSR Budget ($ in M)	$20,000	Source: Harvard Business Review, F500
# of Trade and Professional Associations (US)	62,700	Source: 2019 IRS Data Book, Business Leagues

Corporate / Educational Sales

Total Annual CSR Budget ($ in M)	$20,000	Source: Harvard Business Review, F500
# of Trade and Professional Associations (US)	62,700	Source: 2019 IRS Data Book, Business Leagues

DTC

Total OTT Subscribers Worldwide (in M)	1,372	Source: eMarketer, 2020 OTT Subscriber
Total OTT Subscribers in the US (in M)	193	Source: eMarketer, 2020 OTT Subscriber

Ad Spend

US Digital Video Advertising Spend ($ in M)	$35,450	Source: eMarketer, Video Ad Spending
US Connected TV Ad Spend ($ in M)	$7,990	Source: eMarketer, 2020 Connected TV Ad Spending

Program Sales

Media House Original Content Spend ($ in M)	$120,000	Source: Variety Intelligence Platform

37

Direct Platforms (O&O) Smart TVs Partner Direct Direct & Partner Direct Platforms 38

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Software Acquisition Group’s and CuriosityStream’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Software Acquisition Group’s Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Software Acquisition Group’s other SEC filings. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the respective management of Software Acquisition Group and CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Software Acquisition Group nor CuriosityStream is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Software Acquisition Group has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Software Acquisition Group’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) ability to meet the closing conditions to the merger, including approval by stockholders of Software Acquisition Group on the expected terms and schedule and the risk that any regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; (ii) the occurrence of any event, change or other circumstance that could cause the termination of the merger agreement or a delay in the closing of the merger; (iii) the effect of the announcement or pendency of the proposed merger on CuriosityStream’s business relationships, operating results, and business generally; (iv) failure to realize the benefits expected from the proposed transaction; (v) risks that the proposed merger disrupts CuriosityStream’s current plans and operations and potential difficulties in CuriosityStream’s employee retention as a result of the proposed merger; (vi) the effects of pending and future legislation; (vii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (viii) risks related to CuriosityStream’s limited operating history; (ix) the amount of the costs, fees, expenses and other charges related to the merger; (x) risks of the internet, online commerce and media industry; (xi) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (xii) litigation, complaints, and/or adverse publicity; (xiii) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction and (ix) privacy and data protection laws, privacy or data breaches, or the loss of data.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Software Acquisition Group and is not intended to form the basis of an investment decision in Software Acquisition Group. All subsequent written and oral forward-looking statements concerning Software Acquisition Group and CuriosityStream, the proposed transaction or other matters and attributable to Software Acquisition Group and CuriosityStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information about the Business Combination and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Software Acquisition Group and CuriosityStream. Software Acquisition Group has filed a preliminary proxy statement on Schedule 14A with the SEC and intends to file a definitive proxy statement on Schedule 14A with the SEC and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Software Acquisition Group seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Software Acquisition Group are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Software Acquisition Group with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Software Acquisition Group, CuriosityStream and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Software Acquisition Group, with respect to the proposed business combination. Information regarding Software Acquisition Group’s directors and executive officers is contained in Software Acquisition Group’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and its other documents, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction, including the directors and executive officers of CuriosityStream, may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described under “Additional Information about the Business Combination and Where to Find It.”